Exhibit 99.3

WEINGARTEN ASSOCIATE FAQS

1)	What was announced today?

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We have entered into a definitive agreement to merge with Kimco Realty (NYSE: KIM), creating the nation’s pre-eminent open-air grocery-anchored shopping center and mixed-use real estate owner with a significant presence in high-growth Sun Belt markets.

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Merging these industry-leading open-air retail real estate platforms – which are marked by last-mile locations that are more valuable than ever due to their hybrid model of acting as a fulfillment epicenter – results in a highly complementary portfolio of assets and a broader pipeline of value-enhancing redevelopment opportunities.

2)	Who is Kimco?

•	Similar to Weingarten, Kimco is a leading shopping center REIT that owns, manages, acquires, develops and redevelops retail and mixed-use properties across the country.

•	As of December 31, 2020, Kimco’s portfolio comprised 400 properties totaling approximately 70 million square feet.

•	The alignment of our respective portfolios opens the combined organization to new avenues of growth that will benefit all our stakeholders.

3)	How will the combined company be structured and what will the portfolio look like?

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When the transaction closes, the combined company will own a diverse collection of 559 open-air grocery-anchored shopping centers and mixed-use assets comprising over 100 million square feet of gross leasable area. These properties will be primarily concentrated in the top metropolitan markets in the United States, where we continue to see strong demand from retailers for the type of high-quality space that we own.

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The combined company will retain the Kimco name, continue to trade under the same ticker symbol on the New York Stock Exchange and be led by Kimco’s existing management. The company will be remain headquartered in Jericho, NY, Kimco’s current headquarters.

4)	How will this transaction impact me and what can I expect until the transaction is closed?

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We expect the transaction to close during the second half of 2021, subject to shareholder approvals and other customary closing conditions. Until then, it remains business as usual with Weingarten and Kimco continuing to operate as separate and distinct companies.

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We expect the integration process will be smooth and streamlined, with minimal interruption to our day-to-day operations. We are committed to keeping you informed as we evaluate and consider the best approaches to policies and practices going forward. We are counting on each of you to focus on operational excellence and meeting our tenants’ needs.

5)	Will there be layoffs?

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Integration planning will soon begin, and as we go through this process Kimco will work to determine what staffing changes are needed. We do expect that Kimco will retain some number of Weingarten Associates. We are committed to keeping you informed as we evaluate and consider the best approaches to integration, and expect Kimco will be making decisions as quickly as possible.

6)	If my position is eliminated as a result of the transaction, will severance pay be offered?

•	Yes, Associates will be eligible to receive an enhanced severance package as follows:

•	Weekly Compensation (Base + Targeted Bonus/52) x 2.5 for each full year of completed service, with a minimum of 8 weeks and a maximum of 62.5 weeks

•	Paid COBRA Continuation for the first 2 months after termination of employment

Example: Associate A has been employed by Weingarten for 5 full years of completed service, earns an annual base salary of $100,000 with a 10% bonus target.

•	5 years of service x 2.5 weeks = 12.5 weeks of severance pay

•	Weekly Compensation: $100,000 base + $10,000 calculated bonus/52 = $2,115.38

•	Total Severance: $2,115.38 x 12.5 = $26,442.25

•	In addition to the severance listed above, Associates could also be eligible to receive:

•	Exempt Associates: a potential partial bonus for 2021

•	Exempt Associates: a potential partial equity award for 2021

•	Earned and Accrued Paid Time Off/Vacation

•	In order to be eligible to receive any of the payments described above, Associates must remain actively employed through the date of closing and specific details will be forthcoming.

7)	If my employment is terminated as a result of this transaction, what will happen to my medical benefits?

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All Associates will be eligible to continue medical, dental, and vision coverage through a program commonly known as COBRA. As part of the severance package described above, Associates who currently participate in Weingarten’s medical plan will be offered up to 18 months of continued coverage, of which the first 2 months will be paid on your behalf as part of the severance agreement. At this time, we do not know whether Weingarten’s current medical plan will continue or if Associates will be transitioned to Kimco’s medical plan. More information will be provided on this when available.

8)	If my employment is terminated as a result of this transaction, what will happen to my pension and 401k benefits?

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Any vested amounts in the pension and 401k plan belong to the Associate and cannot be lost or forfeited as a result of this transaction. We are still working out the details of how the plans will be administered going forward, and additional information will be provided once available.

9)	What will happen with my Weingarten stock?

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For Associates with unvested restricted stock in the Weingarten Realty Stock Awards Plan, all stock will be vested immediately upon the closing of the transaction. These shares will be converted to Kimco (KIM) shares as set out in the press release.

•	For Associates and other Weingarten shareholders, any shares of stock you own outside of the Weingarten Realty Stock Awards Plan will be converted automatically to shares of Kimco (KIM) at closing.

•	For Associates who currently participate in Weingarten’s ESPP Plan, your shares will be converted to Kimco (KIM) shares and restrictions removed at closing.

10)	What will happen with my company vehicle?

•	For those Associates who remain with the combined organization, no decisions have yet been made regarding company vehicles.

•	Associates whose positions are eliminated as a result of this transaction will be offered the opportunity to purchase their current vehicle.

11)	When do you expect the transaction to close?

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We expect the transaction to close during the second half of 2021, subject to shareholder approvals and other customary closing conditions. Until then, it remains business as usual with Weingarten and Kimco continuing to operate as separate and distinct companies.

12)	How does this affect our retail tenants?

•	The transaction does not affect Weingarten’s existing lease agreements – it remains business as usual.

13)	What can I tell our tenants?

•	We are still working out the details of the tenant communication strategy and more information will be provided soon.

•	If you are contacted by a tenant, you should reiterate that it’s business as usual and that Weingarten values and remains committed to its relationship with them.

14)	I know a few people at Kimco; should I reach out to them or stop by their property?

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We are coordinating communication between the companies through both companies’ executive leadership teams and will keep you posted on our plans to make introductions, conduct group meetings and create similar opportunities for everyone to meet. We ask that you please let this process play out and not reach out directly.

15)	When will I receive additional information on the transaction?

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For now, it remains business as usual and you should continue to focus on executing your daily responsibilities and ensuring our tenants are well served. We will update you as information becomes available.

16)	What should I do if the media calls?

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It is important that we speak in one voice, so please refrain from commenting and refer all media inquiries to Michelle Wiggs, Vice President of Investor Relations, or Meagan Froehlich, Director of Marketing.

17)	Whom should I contact if I have more questions about the transaction and what it means for me?

•	Please talk with your direct supervisor or a member of the HR Department.

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Kimco Realty Corp. (“Kimco”) and Weingarten Realty Investors (“Weingarten”) intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding Kimco and Weingarten include, but are not limited to, statements related to the anticipated acquisition of Weingarten and the anticipated timing and benefits thereof; Kimco’s expected financing for the transaction; Kimco’s ability to deleverage and its projected target net leverage; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Kimco’s and Weingarten’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of Weingarten and Kimco management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that Weingarten’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Kimco’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Kimco’s common stock or Weingarten’s common shares; the possibility that, if Kimco does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Kimco’s common stock could decline; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; increases in interest rates; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in the dividend policy for Kimco’s common stock or preferred stock or Kimco’s ability to pay dividends; impairment charges; unanticipated changes in the company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting Kimco and Weingarten, including those described from time to time under the caption “Risk Factors” and elsewhere in Kimco’s and Weingarten’s Securities and Exchange Commission (“SEC”) filings and reports, including Kimco’s Annual Report on Form 10-K for the year ended December 31, 2020, Weingarten’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which Kimco or Weingarten are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Kimco or Weingarten on their respective websites or otherwise. Neither Kimco nor Weingarten undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Important Additional Information and Where to Find It

In connection with the proposed merger, Kimco will file with the SEC a registration statement on Form S-4 to register the shares of Kimco common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the common stockholders of Kimco and the shareholders of Weingarten seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED

TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIMCO, WEINGARTEN AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Kimco at its website, www.kimcorealty.com, or from Weingarten at its website, www.weingarten.com. Documents filed with the SEC by Kimco will be available free of charge by accessing Kimco’s website at www.kimcorealty.com under the heading Investors or, alternatively, by directing a request by to Kimco at ir@kimcorealty.com or 500 North Broadway, Suite 201, Jericho, N.Y. 11753, telephone: (866) 831-4297, and documents filed with the SEC by Weingarten will be available free of charge by accessing Weingarten’s’ website at www.weingarten.com under the heading Investors or, alternatively, by directing a request to Weingarten at ir@weingarten.com or 2600 Citadel Plaza Drive, Suite 125, Houston, TX 77008, telephone: (800) 298-9974.

Participants in the Solicitation

Kimco and Weingarten and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common stockholders of Kimco and the shareholders of Weingarten in respect of the proposed transaction under the rules of the SEC. Information about Kimco’s directors and executive officers is available in Kimco’s proxy statement dated March 17, 2021 for its 2021 Annual Meeting of Stockholders. Information about Weingarten’s directors and executive officers is available in Weingarten’s proxy statement dated March 15, 2021 for its 2021 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Kimco or Weingarten using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.